TABLE OF CONTENTS

    USAA Family of Funds                                           1
    Message from the President                                     2
    Investment Review:
      Florida Tax-Free Income Fund                                 4
      Florida Tax-Free Money Market Fund                           9
   Financial Information:
      Statements of Assets and Liabilities                        13
      Portfolios of Investments in Securities:
         Florida Tax-Free Income Fund                             15
         Florida Tax-Free Money Market Fund                       18
   Notes to Portfolios of Investments in Securities               20
      Statements of Operations                                    21
      Statements of Changes in Net Assets                         22
      Notes to Financial Statements                               23





                           Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:


                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916


or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Florida Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.




USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 35 funds by investment objective as of September 30, 1997.


           Investment                   Inception             Average Annual Total Return(%)*
            Objective                     Date        1 year      5 years    10 years    Since Inception
CAPITAL APPRECIATION
  Aggressive Growth                     10/19/81       12.97       22.01       12.58          -
  Emerging Markets(1)                    11/7/94       17.80        -           -             9.18
  First Start Growth                      8/1/97        -           -           -            -0.70
  Gold(1)                                8/15/84      -15.16        3.76       -6.42          -
  Growth                                  4/5/71       34.93       18.50       12.42          -
  Growth & Income                         6/1/93       37.04        -           -            19.40
  International(1)                       7/11/88       26.99       17.03        -            11.90
  S&P 500 Index(4)+                       5/1/96       40.33        -           -            32.89
  Science & Technology(5)                 8/1/97        -           -           -            -2.00
  World Growth(1)                        10/1/92       28.41       15.94        -            15.94


ASSET ALLOCATION
  Balanced Strategy(1)                    9/1/95       26.23        -           -            16.92
  Cornerstone Strategy(1)                8/15/84       26.15       15.31        9.33          -
  Growth and Tax Strategy(2)**           1/11/89       18.12       11.73        -            10.69
  Growth Strategy(1)                      9/1/95       26.54        -           -            24.91
  Income Strategy                         9/1/95       18.42        -           -            11.85


INCOME--TAXABLE
  GNMA                                    2/1/91       10.02        6.70        -             7.81
  Income                                  3/4/74       11.55        7.35       10.31          -
  Income Stock                            5/4/87       31.46       16.04       13.55          -
  Short-Term Bond                         6/1/93        8.07        -           -             5.92


INCOME--TAX EXEMPT
  Long-Term(2)**                         3/19/82       10.02        6.87        8.85          -
  Intermediate-Term(2)**                 3/19/82        9.07        6.89        8.05          -
  Short-Term(2)**                        3/19/82        5.95        4.89        5.81          -
  California Bond(2)**                    8/1/89        9.85        7.43        -             7.81
  Florida Tax-Free Income(2)**           10/1/93       10.18        -           -             4.88
  New York Bond(2)**                    10/15/90        9.69        6.58        -             8.49
  Texas Tax-Free Income(2)**              8/1/94       10.30        -           -             9.56
  Virginia Bond(2)**                    10/15/90        8.92        7.12        -             8.26


MONEY MARKET
  Money Market(3)                         2/2/81        5.32        4.58        5.77          -
  Tax Exempt Money Market(2),(3)**        2/6/84        3.39        3.06        4.13          -
  Treasury Money Market Trust(3)          2/1/91        5.16        4.38        -             4.41
  California Money Market(2),(3)**        8/1/89        3.30        2.98        -             3.61
  Florida Tax-Free Money Market(2),(3)** 10/1/93        3.28        -           -             3.06
  New York Money Market(2),(3)**        10/15/90        3.22        2.85        -             3.09
  Texas Tax-Free Money Market(2),(3)**    8/1/94        3.36        -           -             3.33
  Virginia Money Market(2),(3)**        10/15/90        3.26        2.90        -             3.21


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.
(5) This Fund may be more volatile than a fund that diversifies across many industries.
* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
+  Includes the $10 annual account maintenance fee through December 31, 1996.




                       MESSAGE FROM THE PRESIDENT

We recently received a bit of good news.

It is that all eight of the tax-exempt bond funds which we offer, the Long-Term, Intermediate-Term and Short-Term Funds, plus our five state-specific bond funds, have been awarded five-star ratings by Morningstar for the one-year period ended September 30, 1997.* We are pleased with this achievement, mainly because of what it confirms. To understand that, let's talk about what these ratings mean.




                           EIGHT IS GREAT!

                  USAA's eight Tax-Exempt Bond Funds
               all receive Morningstar's 5 star rating
   in the municipal bond funds category for the year ended 9-30-97.*



       FUND                                1 YEAR     3 YEAR      5 YEAR     10 YEAR
-------------------------------------------------------------------------------------
USAA Tax Exempt Intermediate-Term Fund      *****       5*          5*          5*
USAA Tax Exempt Short-Term Fund             *****       5*          5*          5*
USAA Virginia Bond Fund**                   *****       5*          5*
USAA Tax Exempt Long-Term Fund              *****       5*          4*          4*
USAA California Bond Fund**                 *****       5*          4*
USAA New York Bond Fund**                   *****       5*          3*
USAA Texas Tax-Free Income Fund**           *****       5*
USAA Florida Tax-Free Income Fund**         *****       4*

Total Funds rated:                          1,760     1,374         668        326




Past performance is no guarantee of future results.
* Morningstar proprietary ratings reflect historical risk-adjusted performance through 9/30/97. The ratings are subject to change monthly. Morningstar ratings are calculated from the Fund's 3-, 5-, and 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. There is a three-year minimum performance requirement before a fund is rated. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, when applicable. Among 1,374 municipal bond funds, the USAA Tax Exempt Intermediate-Term, Short-Term, Texas Tax-Free Income, and Virginia Bond Funds received overall ratings of 5 stars. The USAA Tax Exempt Long-Term, California Bond, New York Bond, and Florida Tax-Free Income Funds received overall ratings of 4 stars. The top ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.

** These funds are only available for residents in these states.

(PHOTO OF THE PRESIDENT, MICHAEL J. C. ROTH, APPEARS HERE)

There are some standard words which you will see commonly published along with any reference to Morningstar ratings. They are what we call a legend and they include this; "Morningstar proprietary ratings reflect historical risk-adjusted performance through [date]. The ratings are subject to change monthly..." At many conferences I have attended, I have heard Morningstar executives emphasize the point that their ratings are historically based and that they are not predictive. In other words they tell you who did well, but they do not purport to tell you who will do well.

Having said all that, we are pleased with these ratings because they are an affirmation of one of our basic beliefs. We believe investors in tax-exempt bond funds want, and will benefit most from tax-exempt income. That seems obvious when you put it on paper, but it is something which is easily obscured. The performance and the relative ratings of these funds are based upon their total returns, which means both interest income and price change. We have chosen very deliberately to manage our funds for consistently high yields, and we believe that over time this will be beneficial to our investors both in terms of income and total return. The Morningstar ratings indicate that in the recent past we have been correct in these beliefs.

And besides, it's nice to have someone say you're "five-star."

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.



                                INVESTMENT REVIEW

FLORIDA TAX-FREE INCOME FUND

OBJECTIVE: Provide Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax.

TYPES OF INVESTMENTS: Invests primarily in long-term investment grade Florida tax-exempt securities.


                                               3/31/97            9/30/97
                                               -------           --------
Net Assets................................  $95.5 MILLION     $114.4 MILLION
Net Asset Value Per Share.................      $9.33             $9.76

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/97
March 31, 1997 to September 30, 1997.......................        7.44%(+)
1 Year.....................................................       10.18%
Since inception on October 1, 1993.........................        4.88%
(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.
30-Day SEC Yield* on September 30, 1997....................        5.04%
*Calculated as prescribed by the Securities and Exchange Commission.


Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


-----------------------------------
CUMULATIVE  PERFORMANCE COMPARISON
-----------------------------------
A chart in the form of a line graph appears here, comparing the cumulative performance of the USAA Florida Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index and the Lipper Florida Municipal Debt Funds Average. The data points from the graph are as follows:

USAA  Florida Tax Free Income Fund
Year                  Amount
-----                 ------
10/01/93             $10,000
12/31/93             $10,078
06/30/94             $ 9,290
12/31/94             $ 9,066
06/30/95             $10,016
12/31/95             $10,780
06/30/96             $10,666
12/31/96             $11,252
06/30/97             $11,709
09/30/97             $12,100


Lehman Brothers Municipal Bond Index
Year                  Amount
----                  ------
10/01/93             $10,000
12/31/93             $10,140
06/30/94             $ 9,689
12/31/94             $ 9,616
06/30/95             $10,544
12/31/95             $11,295
06/30/96             $11,244
12/31/96             $11,795
06/30/97             $12,172
09/30/97             $12,539

Lipper Florida Municipal Debt Funds Average
Year                  Amount
----                  ------
10/01/93             $10,000
12/31/93             $10,108
06/30/94             $ 9,511
12/31/94             $ 9,376
06/30/95             $10,276
12/31/95             $11,050
06/30/96             $10,882
12/31/96             $11,381
06/30/97             $11,672
09/30/97             $12,006


The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper Florida Municipal Debt Funds Average is the average performance level of all Florida Municipal Debt Funds, as computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.



                            MESSAGE FROM THE MANAGER

[PHOTOGRAPH OF PORTFOLIO MANAGER: ROBERT R. PARISEAU, CFA IS HERE]

A  Remarkable  Economy
The Federal Reserve Board (the Fed) has made it quite evident that they will tolerate a robust economy and low unemployment. After all, Fed Chairman Alan Greenspan himself described the economy's performance as remarkable. Such tolerance is unusual for the Fed since in the past prolonged economic growth and tight labor markets raised serious concerns of inflation. However, Chairman Greenspan has made it crystal clear that, if inflation should re-ignite, he would act forcefully. Very likely the Fed would initiate one or more increases in short-term interest rates triggering a negative reaction by the financial markets. Obviously, new economic conditions and relationships have lowered the inflationary threshold compared to the 1980s. But, a limit still exists. It will be most interesting to see how long and how far this economy can go without generating inflationary pressures.

Interest Rates
The yield on the Bond Buyer 40-Bond Index (BBI40), the industry standard for the yield of long-term, investment-grade municipal bonds, fell nearly 1/2 percent from March 31, 1997, until July. During August and September the BBI40 traded in the range of 5.40% to 5.60%.

Portfolio Strategy
I focus primarily on generating maximum tax-exempt income that potentially should produce the best after-tax total return over a 3-5 year investment horizon. I do not buy exotic derivatives or bonds subject to the alternative minimum tax (AMT), nor do I hedge the portfolio with futures contracts.

Absolute concentration on pretax total return implies that the manager believes he or she can forecast interest rates. I don't believe anyone has ever demonstrated that they can consistently predict the future of interest rates. Although I pay close attention to total return, my primary concern remains on generating tax-free income. There are other reasons. Typically income is the largest component of total return, and over longer time horizons price volatility tends to even out.

Current Market Conditions
With interest rates nearing four-year lows, finding a value in the marketplace is more of a challenge. Currently, investment grade bonds, regardless of their credit rating (AAA or BBB), are selling at yields within a very narrow range. I will invest only in those bonds that I believe offer the best value for shareholders.

Your Fund's Performance
Since long-term interest rates dropped during the period, your Fund's net asset value (NAV) per share increased by $.43 to $9.76, or 4.6%, since March 31, 1997. The Fund's performance compared favorably to its peer group. While past performance is no guarantee of future results, the Fund's annualized dividend yield(1) for the past six months was 5.26%, as compared to the Lipper Florida Municipal Debt Funds average of 4.73% for the 67 funds in the category.(2) For the same period, the Fund's total return(3) was 7.44%, compared to the Lipper average of 6.18%.


                ------------------------------------
                 COMPARISON-12 MONTH DIVIDEND YIELD
                ------------------------------------

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA Florida Tax-Free Income Fund and the Lipper Florida Municipal Debt Funds Average from 9/30/95 to 9/30/97.


USAA Florida Tax-Free               Lipper Florida Municipal
Income Fund Yield                   Debt Funds Average
9/30/95        5.54%                       5.14%
9/30/96        5.54%                       4.95%
9/30/97        5.28%                       4.8%



The Lipper Florida Municipal Debt Funds Average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data from 9/30/95 to 9/30/97.

(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.
(2) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.
(3) Total return equals income return plus share price change and assumes reinvestment of dividends and capital gains distributions.



TO MATCH THE FLORIDA TAX-FREE INCOME FUND'S CLOSING 30-DAY SEC YIELD OF
5.04% AND:
                                ASSUMING A MARGINAL FEDERAL TAX RATE OF:
                                        28%        31%        36%       39.6%
ASSUMING AN INVESTOR, FILING JOINTLY, WITH $300,000 IN INTANGIBLE ASSETS:
A FULLY TAXABLE INVESTMENT MUST PAY:  7.01%      7.31%      7.88%       8.35%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.



The State of Florida
Florida's population has grown approximately twice as fast as the nation's over the last decade. This robust growth does have its darker side since the state faces budgetary pressures for social programs, education, and infrastructure. State debt levels are increasing. However, the state sets realistic budget goals and has reached target funding levels for its budget stabilization and working capital reserve funds. A constitutional limitation on State tax revenues implemented in fiscal 1996 may begin to restrict revenue growth. Revenues pledged for debt service are exempt from the provision.

As for the economy, trade and service, as well as the traditional tourism and agricultural sectors, set the pace in terms of personal income and employment growth. Unemployment rates continue to improve while outperforming the national rate. The state is rated AA by all three national rating agencies. Looking forward, we will closely monitor financial and legislative issues that could potentially impact your Fund's holdings.


                            ---------------------
                            PORTFOLIO RATINGS/MIX
                              SEPTEMBER 30, 1997
                            ---------------------

A pie chart is shown here depicting the Portfolio Mix as of September 30, 1997 of the USAA Florida Tax-Free Income Fund to be:
AA - 26%,  A  -31%,  Cash Equivalents - 2%, AAA 18%, BBB 23%


This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to category BBB account for 4.5% of the Fund's investments.

Note: Income may be subject to the federal alternative minimum tax.

See page 15 for a complete listing of the Portfolio of Investments in Securities.




                                INVESTMENT REVIEW

FLORIDA TAX-FREE MONEY MARKET FUND

OBJECTIVE: Provide Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality Florida tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share.


                                          3/31/97            9/30/97
                                          -------            -------
 Net Assets.......................     $87.1 MILLION      $77.1 MILLION
 Net Asset Value Per Share........         $1.00               $1.00

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/97
 March 31, 1997 to September 30, 1997...................        1.69%(+)
 1 Year.................................................        3.28%
 Since inception on October 1, 1993.....................        3.06%
(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.
7-Day Simple Yield on September 30, 1997................        3.62%

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate.


                      ------------------------
                       7-DAY YIELD COMPARISON
                      ------------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7-day yield of the USAA Florida Tax-Free Income Fund to the 7-Day Yield of the IBC/Donoghue's State Specific SB & GP Money Funds from 9/96 to 9/97.

                  USAA Florida Tax-Free
                    Money Market Fund         IBC/Donoghue
9/96                   3.41%                      3.09%
10/96                  3.2%                       2.94%
11/96                  3.17%                      2.91%
12/96                  3.44%                      3.23%
1/97                   3.06%                      2.83%
2/97                   3.08%                      2.77%
3/97                   2.96%                      2.7%
4/97                   3.65%                      3.48%
5/97                   3.46%                      3.24%
6/97                   6.64%                      3.27%
7/97                   3.3%                       3.02%
8/97                   3.05%                      2.79%
9/97                   3.60%*                     3.25%*

Data represent the last Monday of each month.

*Ending date 9/29/97


The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of all major money market fund yields.




                            MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER: JOHN C. BONNELL, CFA IS HERE]

The Market
All financial markets are driven by supply and demand relationships. This was especially highlighted in the summer months by the tax-exempt money market. During the six months ending September 30, 1997, the one-year Treasury bill yield ranged from 6.07% to 5.42% and has generally trended down since the end of April. The same cannot be said for one-year municipal notes. As measured by the Bond Buyer One-Year Note Index,(1) yields ranged from 3.97% to 3.76% during the same time span, and ended the period at 3.82%, only slightly lower than the 3.85% at the end of March. Why didn't short-term municipals follow the short-term treasury market closer? The municipal market is influenced more by the amount of securities available in the market, and the amount of cash to be invested. Several possible factors that combined this year to influence both the supply of and demand for short-term tax-exempt securities included the following:

  - The scarcity in supply of one-year  notes.
  - Borrowings made for periods longer than twelve months.
  - An increase in the alternative to fixed rate notes.

With improved economic conditions issuers did not need to borrow as much as in prior years. In fact, more issuers chose to borrow for fifteen months, temporarily making their securities too long for money market investments. Alternatively, underwriters created money market eligible variable rate products out of long-term securities, thus increasing the supply of variable rate securities.(2)

The equity and long-term bond markets both experienced tremendous price gains over the last six months. This was accompanied by extreme volatility which many expect caused large cash flows into and out of money market funds. In addition, during the Federal government budget negotiations one proposal contained a provision that would reduce the amount of tax-exempt interest corporations could claim. This provision was not included in the final budget bill, but many feel corporations reduced their municipal holdings (a large amount being short-term securities) temporarily, only to buy into the market after the budget was passed. These events combined to influence the demand for short-term municipal securities. Situations such as these, which are unique to the municipal market, explain why the municipal market does not always closely track the much larger and highly efficient treasury market.



(1) Bond Buyer Index is the industry standard for yields of investment-grade municipal bonds.
(2) Variable rate demand note: A note representing borrowings that is payable on demand and that bears interest tied to money market rate.


Strategy
Your Fund strives to meet its objective in any prevailing market environment. This is done in part by maintaining a mix of fixed rate securities and variable rate securities in the fund. Fixed rate securities lock in rates and help stabilize the Fund's yield during the periods when there is a large amount of money in the market relative to supply. Variable rate securities provide liquidity necessary to take advantage of higher yielding securities as opportunities arise. Our longstanding commitment to credit research is a major factor that ensures all purchases are the best relative value in the market at any given time.

Performance
While past performance is no guarantee of future results, for the 12 months ending September 30, 1997, your Fund ranked 13 out of 149 State Specific Tax-Exempt Money Market Funds according to IBC Financial Data, Inc. with a yield of 3.28%. The average for the category over the same time period was 3.00%.

Florida
Florida remains one of the nation's fastest growing states with annual population growth rates approximately twice that of the nation over the last decade. Economic strength comes from expansion of trade and services, as well as the traditional tourism and agriculture sectors. As a result, Florida continues to outperform other states in terms of income growth and employment. Florida's unemployment rate improved to 4.6% in August 1997 as compared to the August 1996 rate of 5.0%. The corresponding national unemployment rates were 4.9% and 5.2%, respectively. State economic reports project future growth to moderate, but continue to outperform the U.S. as a whole.

Rapid population growth creates budgetary pressures for social programs and infrastructure. Because of this, the level of Florida's debt has increased and additional future borrowing is anticipated. Sales tax revenues remain critical to the State's fiscal health and comprise approximately 70% of governmental revenues. Financial results for fiscal 1996 were favorable, enabling the State to achieve target funding levels for budget reserve funds. Initial results indicate continued better than expected performance for fiscal 1997. A constitutional limitation on State revenue collections which took effect in fiscal 1996 may become restrictive. However, revenues pledged for debt service on State bonds are excluded from the provision. The state continues to enjoy excellent credit ratings from the three major rating agencies (Moody's Aa2, Standard and Poor's AA+, and Fitch Investors Service AA). As always, we continue to analyze each issue on a case-by-case basis and remain very selective when investing Fund assets.


-----------------------------------
Cumulative Performance of $10,000
-----------------------------------

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 Investment in the Florida Tax-Free Money Market Fund. Data since inception on 10/01/93 through 09/30/97. The data points are as follows:

10/01/93      $10,000
10/93         $10,014
12/93         $10,048
06/94         $10,153
12/94         $10,298
06/95         $10,481
12/95         $10,666
06/96         $10,836
12/96         $11,011
06/97         $11,189
09/30/97      $11,281



Past performance is no guarantee of future results and the value of your investment will vary according to the fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax.

An investment in this Fund is neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will maintain a stable net asset value of $1 per share.

See page 18 for a complete listing of the Portfolio of Investments in Securities.




Statements of Assets and Liabilities
(In Thousands)

September 30, 1997
(Unaudited)


                                                                            Florida          Florida
                                                                           Tax-Free       Tax-Free Money
                                                                          Income Fund       Market Fund
                                                                          -----------       -----------
Assets
   Investments in securities, at market value
      (identified cost of $108,856 and $67,186, respectively)              $  114,250        $  67,186
   Cash                                                                           351              223
   Receivables:
      Capital shares sold                                                         550               38
      Interest                                                                  2,073              486
      Securities sold                                                             -              9,306
                                                                           ----------        ---------
         Total assets                                                         117,224           77,239
                                                                           ----------        ---------
Liabilities
   Securities purchased                                                         2,358           -
   Capital shares redeemed                                                        199              100
   USAA Investment Management Company                                              51               36
   USAA Transfer Agency Company                                                     5                5
   Accounts payable and accrued expenses                                           26               19
   Dividends on capital shares                                                    181               14
                                                                           ----------        ---------
         Total liabilities                                                      2,820              174
                                                                           ----------        ---------
            Net assets applicable to capital shares outstanding            $  114,404        $  77,065
                                                                           ==========        =========
Represented by:
   Paid-in capital                                                         $  110,408        $  77,065
   Accumulated net realized loss on investments                                (1,398)          -
   Net unrealized appreciation of investments                                   5,394           -
                                                                           ----------        ---------
            Net assets applicable to capital shares outstanding            $  114,404        $  77,065
                                                                           ==========        =========
   Capital shares outstanding, unlimited number of shares
      authorized, $.001 par value                                              11,720           77,065
                                                                           ==========        =========
   Net asset value, redemption price, and offering price per share         $     9.76        $    1.00
                                                                           ==========        =========


See accompanying notes to financial statements.





Categories & Definitions
Portfolios of Investments in Securities

September 30, 1997
(Unaudited)

Fixed-Rate Instruments -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) -- provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) -- adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.

Portfolio Description Abbreviations

         CP          Commercial Paper
         CRE         Credit Enhanced
         IDA         Industrial Development Authority/Agency
         IDRB        Industrial Development Revenue Bond
         GO          General Obligation
         MFH         Multi-Family Housing
         PCRB        Pollution Control Revenue Bond
         RB          Revenue Bond
         TAN         Tax Anticipation Note






Florida Tax-Free Income Fund
Portfolio of Investments in Securities
(In Thousands)


September 30, 1997
(Unaudited)



  Principal                                                        Coupon       Final         Market
   Amount                    Security                               Rate      Maturity         Value
   ------                    --------                               ----      --------         -----
                         Fixed Rate Instruments (91.4%)
            Florida (83.9%)
   $3,400   Alachua County Health Facilities Auth. RB,
               Series 1996A (CRE)                                  5.80 %      12/01/26      $   3,524
    3,500   Board of Education Capital Outlay Bonds,
               Series 1995B                                        5.88         6/01/20          3,638
            Broward County Housing Finance Auth. MFH RB
    1,100      Series 1995A                                        7.00         2/01/25          1,205
    1,000      Series 1997A-1                                      6.00         5/01/32          1,039
            Cape Coral Health Facilities Auth. RB
    1,000      Series 1997 (CRE)                                   5.50        10/01/17          1,002
    1,400      Series 1997 (CRE)                                   5.63        10/01/27          1,405
    1,855   Citrus County PCRB, Series 1992B                       6.35         2/01/22          2,003
    2,000   Collier County Health Facilities Auth. RB,
               Series 1994                                         7.00        12/01/19          2,186(d)
    2,000   Dade County Special Obligation Bonds, Series 1995      6.10         4/01/20          2,103
            Duval County Housing Finance Auth. MFH RB
    1,700      Series 1996                                         5.90         9/01/16          1,753
    2,510      Series 1996                                         6.00         3/01/21          2,578
    1,930      Series 1997A (CRE)                                  5.65         7/01/22          1,951
    1,000   Escambia County Housing Finance Agency MFH RB,
               Series 1985                                         5.63         8/01/16          1,011(c)
      700   Gulf County School District Sales Tax RB (CRE)         5.75         6/01/17            718
    2,000   Hillsborough County IDA PCRB                           6.25        12/01/34          2,191
            Housing Finance Agency RB
    1,695      Series 1994B                                        6.35         7/01/14          1,798
    1,000      Series 1995H (CRE)                                  6.50        11/01/25          1,036
    1,200   Indian River County Hospital District RB,
               Series 1996 (CRE)                                   5.70        10/01/15          1,245
    2,000   Jacksonville Electric Auth. RB, Series 1997A           5.63        10/01/37          2,007
    7,150   Jacksonville Health Facilities Auth. RB,
               Series 1997B                                        5.25         8/15/27          6,899
    1,000   Martin County Health Facilities Auth. Hospital RB,
               Series 1997A (CRE)                                  5.25        11/15/17            984
    1,000   Miami Beach Health Facilities Auth. Hospital RB,
               Series 1992 (CRE)                                   6.25        11/15/19          1,067
    1,000   Miramar Wastewater Improvement Assessment Bonds,
               Series 1994 (CRE)                                   6.75        10/01/25          1,121
    5,000   North Miami Educational Facilities RB, Series 1994A    6.13         4/01/20          5,125(d)
    2,130   North Miami Health Facilities Auth. RB,
               Series 1996 (CRE)                                   6.00         8/15/24          2,204
    5,750   Orange County Health Facilities Auth. RB,
               Series 1995                                         6.75         7/01/20          6,458(d)
    1,000   Orange County Housing Finance Auth. RB                 6.40         2/01/30          1,066
    3,575   Orlando and Orange County Expressway Auth. RB,
               Series 1993                                         5.95         7/01/23          3,639
    5,500   Orlando Utilities Commission RB, Series 1993B          5.25        10/01/23          5,378
    3,405   Palm Beach County Health Facilities Auth. Hospital RB,
               Series 1993                                         6.30        10/01/22          3,613
    4,900   Palm Beach County Health Facilities Retirement
               Community RB, Series 1996                           5.63        11/15/20          4,958
    1,340   Palm Beach County Housing Finance Auth. RB,
               Series 1994B                                        6.40         4/01/14          1,439
    6,805   St. Johns County IDA RB                                6.00         8/01/22          7,043
    3,215   Sunrise Special Tax District #1 GO, Series 1991 (CRE)  6.38        11/01/21          3,405
    1,150   Tallahassee Consolidated Utility Systems RB,
               Series 1994                                         6.20        10/01/19          1,227
    1,300   Turtle Run Community Development District RB (CRE)     6.40         5/01/11          1,359
    1,500   Volusia County Education Facility Auth. RB,
               Series 1996A                                        6.13        10/15/26          1,557
    3,000   Volusia County Health Facilities Auth. Hospital RB,
               Series 1996 (CRE)                                   5.50        11/15/26          3,017
            Guam (0.9%)
    1,000   Government Limited Obligation Infrastructure
               Improvement RB, Series 1989A (CRE)                  7.10        11/15/09          1,052
            Puerto Rico (6.6%)
    5,150   Electric Power Auth. RB, Series 1995Z                  5.25         7/01/21          4,980
    2,500   Highway Auth. RB, Series Q                             6.00         7/01/20          2,555
------------------------------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $99,483)                                       104,539
------------------------------------------------------------------------------------------------------

                                 Put Bond (6.6%)
            Florida
    7,055   Duval County Housing Finance Auth. MFH RB,
               Series 1995 (CRE) (cost: $7,163)                    6.75         4/01/25          7,501
------------------------------------------------------------------------------------------------------

                        Variable Rate Demand Note (1.9%)
            Florida
    2,210   Atlantic Beach Improvement and Refunding RB,
               Series 1994B (CRE) (cost: $2,210)                   3.95        10/01/24          2,210
------------------------------------------------------------------------------------------------------
            Total investments (cost: $108,856)                                               $ 114,250
======================================================================================================




                           Portfolio Summary By Industry
                           -----------------------------

               Hospitals                                      23.9%
               Housing - Multi-Family                         16.7
               Electric Power                                 14.5
               Retirement Homes                               10.3
               Special Assessment/Tax/Fee                      9.4
               Education                                       5.8
               Healthcare - Miscellaneous                      5.7
               Toll Roads                                      3.2
               General Obligations                             3.0
               Housing - Single-Family                         2.8
               Water/Sewer                                     2.1
               Nursing Care                                    1.9
               Sales Tax Obligations                            .6
                                                              ----
               Total                                          99.9%
                                                              ====






Florida Tax-Free Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1997
(Unaudited)


  Principal                                                        Coupon       Final
   Amount                    Security                               Rate      Maturity         Value
   ------                    --------                               ----      --------         -----
                      Variable Rate Demand Notes (66.6%)
            Florida
   $1,800   Atlantic Beach Improvement and Refunding RB,
               Series 1994B (CRE)                                  3.95 %      10/01/24      $   1,800
    1,500   Brevard County Housing Finance Auth. MFH RB,
               Series 1993 (CRE)                                   4.15         7/01/05          1,500
    1,460   Brevard County Mental Health Facilities RB,
               Series 1994C (CRE)                                  4.15         1/01/10          1,460
    1,000   Broward County Education Research and
               Training Auth. IDRB, Series 1997 (CRE)              4.15         8/01/04          1,000
    3,400   Broward County Housing Finance Auth. MFH RB,
               Series 1990 (CRE)                                   4.25        10/01/07          3,400
      600   Broward County IDA RB, Series 1992                     4.20         3/01/99            600
    6,400   Dade County Aviation Facilities RB,
               Series 1984A (CRE)                                  4.30        10/01/09          6,400
    3,160   Dade County MFH RB, Series 1993-1 (CRE)                4.35         2/01/28          3,160
    2,800   Housing Finance Agency MFH RB,
               Series 1985GGG (CRE)                                4.20        12/01/08          2,800
      600   Jacksonville Health Facilities Auth. RB,
               Series 1988 (CRE)                                   4.20         2/01/18            600
    1,700   Jacksonville Hospital RB, Series 1988 (CRE)            4.25         2/01/18          1,700
    1,900   Miami Health Facilities Auth. RB, Series 1996 (CRE)    4.15        12/01/16          1,900
    3,800   Palm Beach County Housing Finance Auth. MFH RB,
               Series 1988D (CRE)                                  4.20        11/01/07          3,800
    6,690   Plant City Hospital RB, Series 1993 (CRE)              4.20         3/01/13          6,690
    3,380   St. Johns County IDA RB, Series 1997 (CRE)             4.15         5/01/09          3,380
    1,000   St. Petersburg Capital Improvement RB,
               Series 1997B (CRE)                                  4.15        10/01/17          1,000
    3,500   St. Petersburg Health Facilities Auth. RB,
               Series 1997 (CRE)                                   4.13         7/01/27          3,500
    3,600   Volusia County Health Facilities Auth. RB,
               Series 1995 (CRE)                                   3.85         9/01/20          3,600
    3,000   Volusia County Housing Finance Auth. RB,
               Series 1985C (CRE)                                  4.43         9/01/05          3,000(b)
------------------------------------------------------------------------------------------------------
            Total variable rate demand notes (cost: $51,290)                                    51,290
------------------------------------------------------------------------------------------------------

                         Fixed Rate Instruments (20.6%)
            Florida
    2,995   Dade County Public Improvement GO, Series H (CRE)      6.50         6/01/98          3,046
    2,500   Dade County Sales Tax RB, Series 1996 (CRE)            4.00        10/01/97          2,500
    3,000   Department of Environmental Protection
               Preservation RB, Series 1996A (CRE)                 5.50         7/01/98          3,036
      500   Gainesville Utilities Systems RB, Series 1987A         7.30        10/01/01(a)         510
    3,300   Halifax Hospital Medical Center TAN,
               Series 1997 (CRE)                                   4.13         4/15/98          3,302
    1,000   Jacksonville Water and Sewer District RB,
               Series 1996 (CRE)                                   4.00        10/01/97          1,000
      690   Local Government Finance Commission Pooled
               CP Notes, Series 1996A (CRE)                        3.90        10/09/97            690
      440   Port of St. Lucie Special Assessment Bonds,
               Series 1997A (CRE)                                  3.60        10/01/97            440
    1,370   St. Lucie County School District GO, Series 1997 (CRE) 4.00         2/01/98          1,372
------------------------------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $15,896)                                        15,896
------------------------------------------------------------------------------------------------------
            Total investments (cost: $67,186)                                                $  67,186
======================================================================================================




                          Portfolio Summary By Industry
                          -----------------------------

              Housing - Multi-Family                         22.9%
              Hospitals                                      15.2
              Nursing Care                                   11.7
              Airports                                        8.3
              General Obligations                             5.7
              Aluminum                                        4.4
              Real Estate                                     3.9
              Sales Tax Obligations                           3.2
              Retirement Homes                                3.1
              Healthcare - Miscellaneous                      1.9
              Water/Sewer                                     1.9
              Community Service                               1.3
              Special Assessment/Tax/Fee                      1.3
              Finance - Municipal                              .9
              Aerospace/Defense                                .8
              Escrowed Securities                              .7
                                                             ----
              Total                                          87.2%
                                                             ====




Notes to Portfolios of Investments in Securities


September 30, 1997
(Unaudited)


General Notes
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Specific Notes
(a) Prerefunded to various dates prior to maturity at the call price.

(b) This security was purchased within the terms of a private placement memorandum and is subject to a seven day demand feature. Under procedures adopted by the Board of Trustees, the adviser has determined that this security is liquid. At September 30, 1997, this security represents 3.9% of the Florida Tax-Free Money Market Fund's net assets.

(c) At September 30, 1997, the cost of the security purchased on a delayed delivery basis for the Florida Tax-Free Income Fund was $1,000,000.

(d) At September 30, 1997, these securities were segregated to cover delayed delivery purchases.


See accompanying notes to financial statements.




Statements of Operations
(In Thousands)

Six-month period ended September 30, 1997
(Unaudited)


                                                                         Florida           Florida
                                                                        Tax-Free       Tax-Free Money
                                                                       Income Fund       Market Fund
                                                                       -----------       -----------
Net investment income:
   Interest income                                                      $ 3,041           $  1,570
                                                                        -------           --------
   Expenses:
      Management fees                                                       198                155
      Transfer agent's fees                                                  29                 27
      Custodian's fees                                                       25                 18
      Postage                                                                 2                  2
      Shareholder reporting fees                                              2                  3
      Trustees' fees                                                          4                  4
      Registration fees                                                       4                  1
      Professional fees                                                       6                  6
      Other                                                                   4                  3
                                                                        -------           --------
         Total expenses before reimbursement                                274                219
      Expenses reimbursed                                                   (14)               (16)
                                                                        -------           --------
          Total expenses after reimbursement                                260                203
                                                                        -------           --------
            Net investment income                                         2,781              1,367
                                                                        -------           --------
Net realized and unrealized gain on investments:
      Net realized gain                                                     459              -
      Change in net unrealized appreciation/depreciation                  4,155              -
                                                                        -------           --------
            Net realized and unrealized gain                              4,614              -
                                                                        -------           --------
Increase in net assets resulting from operations                        $ 7,395           $  1,367
                                                                        =======           ========

See accompanying notes to financial statements.





Statements of Changes in Net Assets
(In Thousands)

Six-month  period  ended  September 30, 1997 and Year ended March 31, 1997
(Unaudited)


                                                    Florida Tax-Free              Florida Tax-Free
                                                       Income Fund                Money Market Fund
                                                       -----------                -----------------
                                                   9/30/97        3/31/97       9/30/97        3/31/97
                                                   -------        -------       -------        -------
From operations:
   Net investment income                         $    2,781     $   4,555      $   1,367     $    2,418
   Net realized gain on investments                     459            80            -               -
   Change in net unrealized appreciation/
      depreciation of investments                     4,155           457            -              -
                                                 ----------     ---------      ---------     ----------
      Increase in net assets resulting
         from operations                              7,395         5,092          1,367          2,418
                                                 ----------     ---------      ---------     ----------
Distributions to shareholders from:
   Net investment income                             (2,781)       (4,555)        (1,367)        (2,418)
                                                 ----------     ---------      ---------     ----------
From capital share transactions:
   Proceeds from shares sold                         20,556        41,561         32,649        147,643
   Shares issued for dividends reinvested             1,822         3,019          1,271          2,229
   Cost of shares redeemed                           (8,071)      (18,713)       (43,908)      (134,043)
                                                 ----------     ---------      ---------     ----------
      Increase (decrease) in net assets
         from capital share transactions             14,307        25,867         (9,988)        15,829
                                                 ----------     ---------      ---------     ----------
Net increase (decrease) in net assets                18,921        26,404         (9,988)        15,829
Net assets:
   Beginning of period                               95,483        69,079         87,053         71,224
                                                 ----------     ---------      ---------     ----------
   End of period                                 $  114,404     $  95,483      $  77,065     $   87,053
                                                 ==========     =========      =========     ==========
Change in shares outstanding:
   Shares sold                                        2,141         4,449         32,649        147,643
   Shares issued for dividends reinvested               189           323          1,271          2,229
   Shares redeemed                                     (845)       (1,999)       (43,908)      (134,043)
                                                 ----------     ---------      ---------     ----------
      Increase (decrease) in
         shares outstanding                           1,485         2,773         (9,988)        15,829
                                                 ==========     =========      =========     ==========

See accompanying notes to financial statements.





Notes to Financial Statements


September 30, 1997
(Unaudited)


(1)   Summary of Significant Accounting Policies
USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds. The information presented in this semiannual report pertains only to the Florida Tax-Free Income Fund and Florida Tax-Free Money Market Fund (the Funds). The Funds have a common objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation -- Investments in the Florida Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the Florida Tax-Free Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes -- Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Florida municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of its total assets at NationsBank's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the six-month period ended September 30, 1997.

(3)   Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at September 30, 1997.

Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At September 30, 1997, the Florida Tax-Free Income Fund had capital loss carryovers for federal income tax purposes of approximately $1,398,000 which, if not offset by subsequent capital gains will expire between 2003-2004. It is unlikely that the Board of Trustees of the Trust will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4)   Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 1997 for the Florida Tax-Free Income Fund were $37,734,057 and $20,186,763, respectively. Purchases and sales/maturities of securities for the six-month period ended September 30, 1997 for the Florida Tax-Free Money Market Fund were $105,352,994 and $118,720,000, respectively.

Gross unrealized appreciation and depreciation of investments at September 30, 1997 for the Florida Tax-Free Income Fund was $5,393,987 and $0, respectively.

(5)   Transactions with Manager
A. Management fees -- The investment policies of the Funds and the management of the Funds' portfolios are carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000,000, .40% of that portion over $50,000,000 but not over $100,000,000, and .30% of that portion over $100,000,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its average net assets through August 1, 1998.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6)   Transactions with Affiliates
Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.




Notes to Financial Statements (Continued)
Florida Tax-Free Income Fund

September 30, 1997
(Unaudited)

(7)   Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:


                               Six-Month
                             Period Ended                      Year Ended March 31,
                             September 30,       -------------------------------------------------
                                 1997            1997            1996          1995           1994 **
                                 ----            ----            ----          ----           ----
Net asset value at
   beginning of period        $     9.33        $    9.26      $    9.09      $    8.98      $  10.00
Net investment income                .26              .52            .52            .49           .21
Net realized and
   unrealized gain (loss)            .43              .07            .17            .11         (1.02)
Distributions from net
   investment income                (.26)            (.52)          (.52)          (.49)         (.21)
                              ----------        ---------      ---------      ---------      --------
Net asset value at
   end of period              $     9.76        $    9.33      $    9.26      $    9.09      $   8.98
                              ==========        =========      =========      =========      ========
Total return (%) *                  7.44             6.51           7.66           7.01         (8.22)
Net assets at end
   of period (000)            $  114,404        $  95,483      $  69,079      $  42,891      $ 24,948
Ratio of expenses to
   average net assets (%)            .50(a)(b)        .50(a)         .50(a)         .50(a)        .50(a)(b)
Ratio of net investment
   income to average
   net assets (%)                   5.35(a)(b)       5.57(a)        5.52(a)        5.59(a)       4.63(a)(b)
Portfolio turnover (%)             19.95            44.75          88.20          71.76        284.11


(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:

                            Six-Month
                          Period Ended            Year Ended March 31,
                          September 30,    ----------------------------------
                              1997         1997       1996      1995     1994**
                              ----         ----       ----      ----     ----

Ratio of expenses to
   average net assets (%)     .53(b)        .57        .67       .81     1.33(b)
Ratio of net investment
   income to average
   net assets (%)            5.32(b)       5.50       5.35      5.28     3.80(b)


(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income and capital gains distributions during the period.
 ** Fund commenced operations October 1, 1993.



Notes to Financial Statements (Continued)
Florida Tax-Free Money Market Fund

September 30, 1997
(Unaudited)

(7)   Financial Highlights (continued)
Per share operating performance for a share outstanding throughout each period is as follows:



                                Six-Month
                              Period Ended                      Year Ended March 31,
                              September 30,       ------------------------------------------------
                                  1997            1997           1996           1995          1994**
                                  ----            ----           ----           ----          ----
Net asset value at
   beginning of period          $    1.00      $    1.00      $    1.00      $    1.00      $   1.00
Net investment income                 .02            .03            .03            .03           .01
Distributions from net
   investment income                 (.02)          (.03)          (.03)          (.03)         (.01)
                                ---------      ---------      ---------      ---------      --------
Net asset value at
   end of period                $    1.00      $    1.00      $    1.00      $    1.00      $   1.00
                                =========      =========      =========      =========      ========
Total return (%) *                   1.69           3.20           3.51           2.86           .96
Net assets at end
   of period (000)              $  77,065      $  87,053      $  71,224      $  52,225      $ 29,877
Ratio of expenses to
   average net assets (%)             .50(a)(b)      .50(a)         .50(a)         .50(a)        .50(a)(b)
Ratio of net investment
   income to average
   net assets (%)                    3.36(a)(b)     3.15(a)        3.45(a)        2.97(a)       1.98(a)(b)


(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:

                           Six-Month
                          Period Ended          Year Ended March 31,
                          September 30,  -------------------------------------
                             1997         1997      1996      1995      1994**
                             ----         ----      ----      ----      ----
Ratio of expenses to
   average net assets (%)    .54(b)        .57       .64       .72      1.11(b)
Ratio of net investment
   income to average
   net assets (%)           3.32(b)       3.08      3.31      2.75      1.37(b)

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income distributions during the period.
 ** Fund commenced operations October 1, 1993.